UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2023

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 9, 2023, Auddia Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on March 8, 2023, the Company was advised by Daszkal Bolton LLP (“Daszkal”), the Company’s independent registered public accounting firm, that Daszkal completed a business combination agreement with CohnReznick LLP (“CohnReznick”), and that Daszkal would resign as the Company’s independent registered public accounting firm following the Company filing its annual report on Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission (the “SEC”). The Initial Form 8-K also disclosed that the Company would likely engage CohnReznick to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. This Amendment No. 1 to the Initial Form 8-K is being filed to update the disclosures required by Item 304(a) of Regulation S-K through Daszkal's resignation, and disclose the Company’s appointment of CohnReznick as the Company’s independent registered public accounting firm.

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a) Daszkal served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. On May 8, 2023, Daszkal affirmed to the Company that it had resigned as the Company’s independent registered accounting firm.

Daszkal’s reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, during the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the effective date of Daszkal’s resignation, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference to the subject matter of disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Daszkal advised the Company of material weaknesses in its internal control over financial reporting as of December 31, 2021 and 2022.

The Company provided Daszkal with a copy of the disclosures it is making in this Current Report on Form 8-K/A and requested that Daszkal furnish a letter addressed to the SEC stating whether Daszkal agrees with the statements made herein. A copy of Daszkal’s letter dated May 12, 2023, is filed as Exhibit 16.1.

(b) On May 8, 2023, upon the approval of the Audit Committee, the Company engaged CohnReznick as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and interim periods.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the date of its engagement, the Company did not consult with CohnReznick regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and CohnReznick did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Auditor letter from Daszkal Bolton LLP dated May 12, 2023
16.2	Auditor letter from CohnReznick LLP dated May 12, 2023
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

May 12, 2023	By:	/s/ Timothy J. Ackerman
Name: Timothy J. Ackerman
Title: Chief Financial Officer

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